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                                                                     EXHIBIT 23
                                                                     ----------

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

TO FALCON PRODUCTS, INC.:

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 2-98469, 33-15698, 33-46997, 33-46998,
33-58159, 333-18671, 333-60735, and 333-83207.

                                              /s/ARTHUR ANDERSEN LLP

St. Louis, Missouri,
January 24, 2001



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